ADVISORS DISCIPLINED TRUST 1811

                          SUPPLEMENT TO THE PROSPECTUS

     The American Depositary Shares of Cencosud S.A. (formerly NYSE: CNCOY) have been withdrawn from listing on the New York Stock Exchange. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for each of the International High 30 Dividend Portfolio, Series 2017-3Q and the Strategic High 80 Dividend Portfolio, Series 2017-3Q will no longer include shares of Cencosud S.A.

     Supplement Dated:  June 30, 2017











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